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                                                                    EXHIBIT 99.1

                          GLOBAL MARINE FLEET STATUS
                                 as of 11.6.01

                                                                                                                         ADDITIONAL
                                 RATED                                                                      DAYRATE      COMMITMENTS
                                 WATER                                              START    ESTIMATED        (IN         AND OTHER
RIG NAME                         DEPTH      RIG DESIGN     LOCATION      STATUS      DATE     END DATE    THOUSANDS)    INFORMATION*
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JACKUPS
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
  Glomar High Island I              250'   MLT82-SD-C     Gulf of      Contracted   late     late         high $10s
                                                          Mexico                    Oct 01   Nov 01

  Glomar High Island II             270'   MLT82-SD-C     Gulf of      Contracted   mid      mid          mid $20s
                                                          Mexico                    Oct 01   Dec 01

  Glomar High Island III            250'   MLT82-SD-C     Gulf of      Contracted   late     late         high $10s
                                                          Mexico                    Oct 01   Nov 01

  Glomar High Island IV             250'   MLT82-SD-C     Gulf of      Shipyard     early    mid                        Following
                                                          Mexico                    Oct 01   Nov 01                     upgrade
                                                                                                                        completion
                                                                                                                        rig is
                                                                                                                        available

  Glomar High Island V              270'   MLT82-SD-C     Cameroon     Contracted   mid      mid          high $60s     Followed by
                                                                                    Sep 01   Jan 02                     3-month
                                                                                                                        contract in
                                                                                                                        low $60s;
                                                                                                                        followed by
                                                                                                                        2-month
                                                                                                                        commitment
                                                                                                                        in mid $60s

  Glomar High Island VII            250'   MLT82-SD-C     Cameroon     Contracted   mid      mid          low $60s
                                                                                    Jun 01   Dec 01

  Glomar High Island VIII           250'   MLT82-SD-C     Gulf of      Contracted   mid      early        high $30s
                                                          Mexico                    Sep 01   Dec 01

  Glomar High Island IX             250'   MLT82-SD-C     Nigeria      Contracted   early    early        high $50s     Followed by
                                                                                    Jul 01   Jan 02                     6-month
                                                                                                                        contract in
                                                                                                                        low $60s

  Glomar Main Pass I                300'   F&GL780-II     Gulf of      Contracted   mid      early        low $60s
                                                          Mexico                    Jun 01   Feb 02

  Glomar Main Pass IV               300'   F&GL780-II     Gulf of      Contracted   early    early        low $40s
                                                          Mexico                    Aug 01   Nov 01

  Glomar Adriatic I                 300'   MLT116-C       Gabon        Contracted   late     late         high $70s     Followed by
                                                                                    Oct 01   Nov 01                     available
                                                                                                                        for
                                                                                                                        4-months;
                                                                                                                        followed by
                                                                                                                        2-month
                                                                                                                        upgrade;
                                                                                                                        followed by
                                                                                                                        2-year
                                                                                                                        commitment
                                                                                                                        in low $70s

  Glomar Adriatic II                328'   MLT116-C       Gulf of      Contracted   mid      early        mid $50s
                                                          Mexico                    Aug 01   Jan 02

  Glomar Adriatic III               328'   MLT116-C       Gulf of      Contracted   late     early        low $60s      Followed by
                                                          Mexico                    Jul 01   Nov 01                     available
                                                                                                                        for 1-month;
                                                                                                                        followed by
                                                                                                                        3-month
                                                                                                                        commitment
                                                                                                                        in Trinidad
                                                                                                                        in mid $40s

  Glomar Adriatic IV                328'   MLT116-C       Gulf of      Contracted   late     early        mid $50s
                                                          Mexico                    Jul 01   Jan 02

  Glomar Adriatic V                 300'   MLT116-C       Nigeria      Contracted   early    early        high $60s
                                                                                    Oct 01   Apr 02

  Glomar Adriatic VI                225'   MLT116-C       UK North     Contracted   early    early        mid $50s
                                                          Sea                       Aug 01   Feb 02

  Glomar Adriatic VII               328'   MLT116-C       Trinidad     Contracted   mid      mid          high $40s
                                                                                    Sep 01   May 02

  Glomar Adriatic VIII              328'   MLT116-C       Nigeria      Contracted   early    early        high $60s
                                                                                    Oct 01   Apr 02

  Glomar Adriatic IX                328'   MLT116-C       Nigeria      Contracted   mid      mid          high $70s     Followed by
                                                                                    Aug 01   Nov 01                     1-month
                                                                                                                        contract in
                                                                                                                        mid $70's;
                                                                                                                        followed by
                                                                                                                        2-month
                                                                                                                        commitment
                                                                                                                        in low $70s;
                                                                                                                        followed by
                                                                                                                        4-month
                                                                                                                        contract in
                                                                                                                        low $70s

  Glomar Adriatic X                 328'   MLT116-C       Gulf of      Contracted   late     early        high $40s
                                                          Mexico                    Oct 01   Nov 01

  Glomar Adriatic XI                225'   MLT116-C       UK North     Contracted   late     mid          low $50s      Followed by
                                                          Sea                       Sep 01   Jan 02                     2-month
                                                                                                                        contract in
                                                                                                                        mid $50s;
                                                                                                                        followed by
                                                                                                                        2-month
                                                                                                                        commitment
                                                                                                                        in low $60s

  Glomar Baltic I                   375'   MLT SUPER300   Trinidad     Contracted   mid      mid          high $70s     Followed by
                                                                                    Sep 01   Mar 02                     1-month
                                                                                                                        mobilization
                                                                                                                        to Nigeria;
                                                                                                                        followed by
                                                                                                                        2-year
                                                                                                                        commitment
                                                                                                                        in mid $70s

  Glomar Labrador I                 300'   CFEMT-2000-C   Trinidad     Contracted   mid      mid          high $50s
                                                                                    Oct 01   Apr 02
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SEMISUBMERSIBLES
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  Glomar Arctic I                 3,400'   F&GL-907       Gulf of      Contracted   late     early        high $130s
                                                          Mexico                    Jun 01   Jul 02

  Maersk Jutlander                1,200'   F&GL-907       Norway       Contracted   mid      mid          mid $120s
                                                                                    Sep 01   Mar 02

  Glomar Arctic III               1,800'   F&GL-907       UK North     Contracted   early    early        mid $50s
                                                          Sea                       Oct 01   Jun 02

  Glomar Arctic IV                1,800'   F&GL-907       UK North     Contracted   early    early        mid $60s
                                                          Sea                       Mar 01   Mar 02

  Glomar Celtic Sea               5,750'   F&GL-907       Gulf of      Contracted   early    mid          low $130s     Followed by
                                                          Mexico                    Nov 01   Dec 01                     2-month
                                                                                                                        commitment
                                                                                                                        in mid $120s

  Glomar Grand Banks              1,500'   AKER H-3.2     UK North     Contracted   late     mid          high $80s     Followed by
                                                          Sea                       Aug 01   Jan 02                     3 1/2-month
                                                                                                                        commitment
                                                                                                                        in high $70s
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DRILLSHIPS
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  Glomar C.R. Luigs               9,000'   GMDC           Gulf of      Contracted   late     early        mid $210s     Under
                                                          Mexico                    Jul 01   Jan 02                     contract to
                                                                                                                        mid 2003

  Glomar Explorer                 7,800'   GMDC           Gulf of      Contracted   mid      late         high $150s    Under
                                                          Mexico                    Feb 01   Oct 03                     contract to
                                                                                                                        late 2003

  Glomar Jack Ryan                8,000'   GMDC           Gulf of      Contracted   early    late         low $220s     Under
                                                          Mexico                    Jun 01   Dec 03                     contract to
                                                                                                                        late 2003

  Glomar R.F. Bauer               2,750'   GMDC           Nigeria      Contracted   early    early        high $80s
                                                                                    Oct 01   Feb 02
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* Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.